UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2017

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Noble Energy, Inc. (the “Company”) annual meeting of stockholders on April 25, 2017 (the “Annual Meeting”), holders of an aggregate of 435,481,893 shares of the Company’s common stock at the close of business on February 24, 2017, were entitled to vote at the meeting, of which 396,779,111, or approximately 91.11% of the eligible voting shares, were represented in person or by proxy. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s annual proxy statement, are as follows:
Proposal #1 - To elect the ten nominees as members of the Board of Directors (the “Board”) of the Company to serve until the next annual meeting of the Company’s stockholders:

Name	For	Against	Abstain	Broker Non-Vote
Jeffrey L. Berenson	369,351,265	5,941,526	7,187,678	14,298,642
Michael A. Cawley	364,645,456	10,648,873	7,186,140	14,298,642
Edward F. Cox	367,637,365	7,655,562	7,187,542	14,298,642
James E. Craddock	246,233,804	135,934,259	312,406	14,298,642
Thomas J. Edelman	376,029,654	6,244,099	206,716	14,298,642
Kirby L. Hedrick	375,460,958	6,743,240	276,271	14,298,642
David L. Stover	375,259,786	6,235,275	985,408	14,298,642
Scott D. Urban	379,534,509	2,677,413	268,547	14,298,642
William T. Van Kleef	377,499,049	4,755,710	225,710	14,298,642
Molly K. Williamson	377,927,515	4,342,358	210,596	14,298,642

Proposal #2 - To ratify the appointment of KPMG LLP as the Company's independent auditor for the fiscal year 2017:

For	Against	Abstain
394,427,025	2,055,301	296,785

Proposal #3 - To approve, in an advisory vote, executive compensation:

For	Against	Abstain	Broker Non-Vote
372,799,609	9,185,598	495,262	14,298,642

Proposal #4 - To approve, in an advisory vote, the frequency of stockholder vote on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
351,223,694	240,329	30,831,876	184,570	14,298,642
On April 25, 2017, following the Annual Meeting, the Board determined that the advisory vote on executive compensation would be held every year until the next vote on the frequency of such advisory vote on executive compensation, which is required to occur no later than the Company's 2023 annual meeting of stockholders.

Proposal #5 - To approve the 2017 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
361,834,276	20,459,030	187,163	14,298,642

Proposal #6 - To consider a stockholder proposal requesting a published assessment of climate change policy impacts, if properly presented at the meeting:

For	Against	Abstain	Broker Non-Vote
85,891,577	271,889,558	24,699,334	14,298,642

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	April 26, 2017	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
Vice President, Deputy General Counsel and Assistant Secretary